UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2016

Willis Towers Watson Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) (44)-(20)-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On January 5, 2016, Willis Group Holdings Public Limited Company (“Willis”) filed a Current Report on Form 8-K (the “Original Filing”) in connection with the completion on January 4, 2016 of Willis’ combination with Towers Watson & Co. (“Towers Watson”). Pursuant to the Agreement and Plan of Merger, dated as of June 29, 2015, as amended on November 19, 2015, by and among Willis, Citadel Merger Sub, Inc. (“Merger Sub”), and Towers Watson, Merger Sub merged with and into Towers Watson with Towers Watson continuing as the surviving corporation and a wholly-owned subsidiary of Willis.

This Current Report on Form 8-K/A amends the Original Filing to include the financial statements and pro forma information required by Item 9.01 of Form 8-K. Except for the filing of such financial statements and pro forma information, this Form 8-K/A does not modify or update other disclosures in, or exhibits to, the Original Filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following financial statements of Towers Watson are incorporated herein by reference:

•	The audited consolidated financial statements of Towers Watson required by Item 9.01(a) of Form 8-K and accompanying notes are filed as Exhibit 99.1 to this Current Report on Form 8-K.

•	The unaudited condensed consolidated financial statements of Towers Watson required by Item 9.01(a) of Form 8-K and accompanying notes are filed as Exhibit 99.2 to this Current Report on Form 8-K.

(b)	Pro Forma Financial Information. The pro forma financial information required by Item 9.01(b) of Form 8-K in relation to the Merger is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Towers Watson & Co.*

99.1	Audited Historical Consolidated Financial Statements and Related Notes, and Financial Statement Schedule of Towers Watson & Co. (incorporated by reference to the Annual Report on Form 10-K for the year ended June 30, 2015 filed by Towers Watson & Co. (SEC File No. 001-34594) on August 14, 2015).

99.2	Unaudited Consolidated Financial Statements and Related Notes of Towers Watson & Co. for the Three Months Ended September 30, 2015 and 2014 (incorporated by reference to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015 filed by Towers Watson & Co. (SEC File No. 001-34594) on November 9, 2015).

99.3	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2015 and the Unaudited Pro Forma Condensed Consolidated Statement of Income for the Nine Months Ended September 30, 2015 and the year ended December 31, 2014.*

*	Filed herewith.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2016	WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

	By:	/s/ Matthew S. Furman
	Name:	Matthew S. Furman
	Title:	General Counsel

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Towers Watson & Co.*

99.1	Audited Historical Consolidated Financial Statements and Related Notes, and Financial Statement Schedule of Towers Watson & Co. (incorporated by reference to the Annual Report on Form 10-K for the year ended June 30, 2015 filed by Towers Watson & Co. (SEC File No. 001-34594) on August 14, 2015).

99.2	Unaudited Consolidated Financial Statements and Related Notes of Towers Watson & Co. for the Three Months Ended September 30, 2015 and 2014 (incorporated by reference to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015 filed by Towers Watson & Co. (SEC File No. 001-34594) on November 9, 2015).

99.3	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2015 and the Unaudited Pro Forma Condensed Consolidated Statement of Income for the Nine Months Ended September 30, 2015 and the year ended December 31, 2014.*

*	Filed herewith